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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 25, 1996
                                                         ----------------


                            SLM FUNDING CORPORATION
                            -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                     and the SLM Student Loan Trust 1996-4)

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

Delaware                    33-95474/333-2502            23-2815650
--------                    -----------------            ----------
(State or other             (Commission File             (I.R.S. employer
Jurisdiction of             Numbers)                     Identification No.)
Incorporation)
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                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (817) 554-4500



                                  Page 1 of 6
                        Exhibit Index appears on Page 5
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Item 5.          Other Events

                 On September 16 or September 17, 1996, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated
September 17, 1996, by and among SLM Funding Corporation ("SLM Funding"), the
Student Loan Marketing Association ("Sallie Mae") and J.P. Morgan Securities
Inc. (the "Underwriter"), on behalf of each of the underwriters named in
Schedule 1 thereto; (b) the Pricing Agreement relating to the Student
Loan-Backed Certificates, dated September 17, 1996, by and among SLM Funding,
Sallie Mae and the Underwriter, on behalf of each of the underwriters named in
Schedule 1 thereto; (c) the Underwriting Agreement relating to the Student
Loan-Backed Notes, dated September 16, 1996, by and among SLM Funding, Sallie
Mae and the Underwriter, on behalf of each of the underwriters named in
Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student
Loan-Backed Certificates, dated September 16, 1996, by and among SLM Funding,
Sallie Mae and the Underwriter, on behalf of each of the underwriters named in
Schedule 1 thereto.

                 On October 1 or October 3, 1996, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase
Agreement, dated as of October 3, 1996, by and among SLM Funding, Chase
Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender
Trustee"), and Sallie Mae; (b) the Trust Agreement, dated as of October 1,
1996, by and between Sallie Mae Funding and Chase Manhattan Bank USA, National
Association, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (c) the Indenture, dated as of October
1, 1996 (the "Indenture"), by and among the Sallie Mae Student Loan Trust
1996-4 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as trustee under the Indenture (the
"Indenture Trustee"); (d) the Sale Agreement, dated as of October 3, 1996, by and among SLM Funding, the Interim Eligible Lender Trustee, and the Eligible
Lender Trustee and the Trust; (e) the Administration Agreement, dated as of October 3, 1996, by and among the Trust, Sallie Mae, the Eligible Lender
Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the
Indenture Trustee; and (f) the Servicing Agreement, dated as of October 3, 1996 by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

         On October 25, 1996, the Sallie Mae Student Loan Trust 1995-1 made its fourth, the Sallie Mae Student Loan Trust 1996-1 made its third, the SLM
Student Loan Trust 1996-2 made its second, and the SLM Student Loan Trust
1996-3 made its first, regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and distributed their respective Quarterly Servicing Reports, filed herewith as an Exhibit to this Form 8-K, to Certificateholders and Noteholders of record.

         The Registrant is hereby filing the Quarterly Servicing Reports reflecting each Trust's activities as of October 25, 1996.





                                  Page 2 of 6
                        Exhibit Index appears on Page 5
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Item 7.          Financial Statements, Pro Forma Financial Statements and
                 Exhibits

                 (c)  Exhibits

                          1.1     Pricing Agreement relating to the Student
                                  Loan-Backed Notes, dated September 17, 1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                          1.2     Pricing Agreement relating to the Student
                                  Loan-Backed Certificates, dated September 17,
                                  1996, by and among SLM Funding, Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                          1.3     Underwriting Agreement relating to the
                                  Student Loan-Backed Notes, dated September
                                  16, 1996, by and among SLM Funding, Sallie
                                  Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                          1.4     Underwriting Agreement relating to the
                                  Student Loan-Backed Certificates, dated
                                  September 16, 1996, by and among SLM Funding,
                                  Sallie Mae and the Underwriter, on behalf of each of the underwriters named in Schedule 1 thereto.

                          4.1 Trust Agreement, dated as of October 1, 1996, by and between SLM Funding and the Eligible
                                  Lender Trustee.

                          4.2 Indenture, dated as of October 1, 1996, by and among the Trust, the Eligible Lender
                                  Trustee and the Indenture Trustee.

                          19.1    Quarterly Servicing Reports

                          99.1    Purchase Agreement, dated as of October 3,
                                  1996, by and among SLM Funding, the Interim
                                  Eligible Lender Trustee and Sallie Mae.

                          99.2 Sale Agreement, dated as of October 3, 1996, by and among SLM Funding, the Interim
                                  Eligible Lender Trustee, the Eligible Lender
                                  Trustee and the Trust.

                          99.3    Administration Agreement, dated as of October
                                  3, 1996, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer,
                                  SLM Funding and the Indenture Trustee.

                          99.4    Servicing Agreement, dated as of October 3,
                                  1996, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.





                                  Page 3 of 6
                        Exhibit Index appears on Page 5
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 25, 1996

                               SLM FUNDING
                                    CORPORATION

                               By:      /s/     Robert R. Levine
                                        ---------------------------------
                               Name:            Robert R. Levine
                               Title:           Chief Financial Officer
                                                   and Director





                                  Page 4 of 6
                        Exhibit Index appears on Page 5
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                                INDEX TO EXHIBIT
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
                                                                                 Sequentially
              Exhibit                                                              Numbered
              Number                        Exhibit                                 Page
              ------                        -------                                 ----
1.1                           Pricing Agreement relating to
                              Student-Loan Backed Notes, dated
                              September 17, 1996, by and among
                              SLM Funding, Sallie Mae and the
                              Underwriter, on behalf of each of
                              the underwriters named on
                              Schedule 1 thereto.

1.2                           Pricing Agreement relating to
                              Student-Loan Backed Certificates,
                              dated September 17, 1996, by and
                              among SLM Funding, Sallie Mae and
                              the Underwriter, on behalf of
                              each of the underwriters named on
                              Schedule 1 thereto.

1.3                           Underwriting Agreement relating
                              to Student-Loan Backed Notes,
                              dated September 16, 1996, by and
                              among SLM Funding, Sallie Mae and
                              the Underwriter, on behalf of
                              each of the underwriters named on
                              Schedule 1 thereto.

1.4                           Underwriting Agreement relating
                              to Student-Loan Backed
                              Certificates, dated September 16,
                              1996, by and among SLM Funding,
                              Sallie Mae and the Underwriter,
                              on behalf of each of the
                              underwriters named on Schedule 1
                              thereto.

4.1                           Trust Agreement, dated as of
                              October 1, 1996, by and between
                              SLM Funding and the Eligible
                              Lender Trustee.

4.2                           Indenture, dated as of October 1,
                              1996, by and among the Trust, the
                              Eligible Lender Trustee and the
                              Indenture Trustee.







                                  Page 5 of 6
                        Exhibit Index appears on Page 5
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
19.1                          Quarterly Servicing Reports.

99.1                          Purchase Agreement, dated as of
                              October 3, 1996, by and among SLM
                              Funding, the Interim Eligible
                              Lender Trustee and Sallie Mae.

99.2                          Sale Agreement, dated as of
                              October 3, 1996, by and among SLM
                              Funding, the Interim Eligible
                              Lender Trustee, the Eligible
                              Lender Trustee and the Trust.

99.3                          Administration Agreement, dated
                              as of October 3, 1996, by and
                              among the Trust, Sallie Mae, the
                              Eligible Lender Trustee, the
                              Servicer, SLM Funding and the
                              Indenture Trustee.

99.4                          Servicing Agreement, dated as of
                              October 3, 1996, by and among the
                              Servicer, Sallie Mae, the Trust,
                              the Eligible Lender Trustee and
                              the Indenture Trustee.
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                        Exhibit Index appears on Page 5